                                                                   EXHIBIT 10(a)




                              SETTLEMENT AGREEMENT


         THIS SETTLEMENT AGREEMENT ("Settlement Agreement") is dated and effective the 1st day of July, 1995, (the "Effective Date") by and between MITCHELL ENERGY CORPORATION, hereinafter referred to as "Mitchell", MITCHELL GAS SERVICES, INC. hereinafter referred to as "Mitchell Gas", and NATURAL GAS PIPELINE COMPANY OF AMERICA, hereinafter referred to as "Natural".

         WHEREAS, Mitchell and Natural are parties to a certain Gas Purchase Contract dated as of March 29, 1989 but effective as of April 1, 1990, as amended ("Contract"), which provides for the purchase by Natural and the sale by Mitchell of certain gas in the "Wise County Area" as defined in the Contract; and

         WHEREAS, Mitchell or its affiliates or predecessors-in-interest and Natural also are parties to certain other agreements that relate to the gas subject to the Contract, such other agreements being a February 2, 1960 Letter Agreement between CM&M Gas Products Plant, Inc. and Natural regarding the installation of pigging facilities on gathering pipelines ("1960 Pigging Agreement"); an October 7, 1980 letter from Natural to Mitchell concerning pipe line credit ("Line Credit Letter"); a February 1, 1979 BTU Balancing Agreement between Natural and Mitchell Energy Production Corp., as subsequently amended or supplemented by documents dated February 19, 1982, March 1, 1983, December 31, 1984, December 31, 1984, September 25, 1985, November 1, 1985, December 3, 1985, August 1, 1986 and November 20, 1989 ("BTU Balancing Agreement"), an August

31, 1990 Letter Agreement between Mitchell Energy & Development Corp.
and Natural regarding pigging by Natural upstream of Liquid Energy Corporation's Bridgeport Gas Plant ("1990 Pigging Agreement"); a November 8, 1991 Letter Agreement between Mitchell and Natural concerning the connection of wells completed in the Barnett Shale ("Barnett Shale Agreement"), a Rhome Gas Gathering Agreement between Southwestern Gas Pipeline, Inc., predecessor to Mitchell Gas dated June 24, 1987 ("Rhome Agreement"); and a June 4, 1993 Contract between Mitchell and Natural regarding measurement services in connection with Natural's Wise County Area Gathering System ("Measurement Contract"); the 1960 Pigging Agreement, the Line Credit Letter, the BTU Balancing Agreement, the 1990 Pigging Agreement, the Barnett Shale Agreement, the Rhome Agreement and the Measurement Contract being collectively referred to as the "Associated Agreements";

         WHEREAS, the parties desire to resolve certain issues and to terminate the Contract and all of the Associated Agreements except for the BTU Balancing Agreement and the Line Credit Letter.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and the other benefits to be received by the parties, the parties do hereby faithfully covenant and agree as follows:

1. Natural agrees to pay Mitchell on or before July 1, 1995, by wire transfer in immediately available funds to a bank account in accordance with written instructions to be provided by Mitchell, the non-recoupable, non-refundable sum of

Fifty-Five Million Five Hundred Thousand Dollars ($55,500,000.00). In addition, Natural agrees to pay Mitchell, or to such third parties as Mitchell may designate in accordance with written instructions to be provided by Mitchell (not to exceed a total of 10 such third parties), the additional non-recoupable, non-refundable sum of Ninety Five Million Dollars ($95,000,000.00) on or before February 1, 1996, and Natural agrees to pay Mitchell, or to such third parties as Mitchell may designate in accordance with written instructions to be provided by Mitchell (not to exceed a total of 10 such third parties), the additional non-recoupable, non-refundable sum of Ninety One Million Dollars ($91,000,000.00) on or before February 1, 1997.

2. Contemporaneously herewith, the parties are executing: (a) an "Agreement to Terminate Gas Purchase Contract and Associated Agreements" concerning the Contract and the Associated Agreements to which both Mitchell and Mitchell Gas will be parties as their respective interests may appear; (b) a new "Transportation Agreement" between Natural and Mitchell Gas covering the gathering by Natural of the gas formerly subject to the Contract to Mitchell's Bridgeport Plant; (c) a "Purchase and Sale Agreement" from Natural to Mitchell Gas for the Gathering System to be effective at 8:00 a.m. C.S.T. on January 1, 1998; (d) an "Operating Agreement" for the Gathering System, (e) an "Operating Balancing Agreement" between Natural and Mitchell Gas, and (f) a "Discount Rate Agreement" between Natural and Mitchell Gas.

3. The terms "day", "Contract Year", "gas", "Contract Gas", "Component Parts", "Bridgeport Plant", "Chico Plant", "Residue Gas", "Gathering System",

"Wise County Area", "cubic foot", "Mcf", and "Btu" shall have the same definitions as those set forth in Article I of the Contract, and said Article I is hereby incorporated herein as if written herein. In addition, the term "Delivery Points" shall mean each and every point on the Gathering System at which custody and control of gas passes from Mitchell to Natural.

4. Mitchell recognizes that MidCon Gas Services Corp. (MGS), an affiliate of Natural, purchases gas at the wellhead in the Wise County Area pursuant to those certain third parties gas purchase agreements identified in Schedule A attached hereto ("MGS Third-Party Contracts"), and has that gas gathered by Natural on the Gathering System for delivery to Mitchell's Bridgeport Plant, and that upon termination of any of such MGS Third Party Contracts, Natural may have to transport for others the gas formerly subject thereto. In order to facilitate Natural's accounting for these other transactions, Mitchell agrees that as long as, any of the MGS Third Party Contracts remain in effect in accordance with their terms as of June 15, 1995, Mitchell shall furnish or cause to be furnished to Natural or its designee on or before the fifteenth work day of each calendar month an allocation tape ("Residue Gas Allocation Tape") setting forth the respective volumes of the total quantity of Residue Gas received by Natural at the outlet of the Bridgeport Plant during the preceding calendar month allocated to the Delivery Points for Mitchell and each of such other parties from whom Natural received gas during such month. The Residue Gas Allocation Tape will identify the following: (a) a single meter volume of Mitchell's gas delivered at the outlet of the Bridgeport Plant, and (b) wellhead and residue volumes for all wells where Natural has gas transportation agreements with MGS or others.

5. Provided that Mitchell or an assignee to whom Natural has consented obtains title to the Gathering System on or about January 1, 1998 pursuant to the Purchase and Sale Agreement of even date herewith, Mitchell agrees to gather or cause to be gathered through the Gathering System for a commodity fee of 31 cents per MMBtu and no demand charge, all gas which Natural's successor-in-interest, MGS, is obligated to purchase under the MGS Third Party Contracts, as such contracts were constituted as of June 15, 1995. Mitchell's gathering service for MGS shall commence on the date Mitchell acquires title to the Gathering System and continue until all of the MGS Third Party Contracts terminate.

6. Mitchell agrees that in the event it ever acquires any of the interests of the "Seller" under any of the MGS Third Party Contracts, the Daily Contract Volume under any such MGS Third Party Contract shall never exceed that set forth on Schedule A for such MGS Third Party Contract, the annual quantity of gas which MGS is obligated under any such MGS Third Party Contract shall not exceed the Daily Contract Volume multiplied by the number of days in the applicable year, and that Mitchell will tender for sale under any such MGS Third Party Contract only gas which is produced from the specific properties dedicated under such MGS Third Party Contract.

7. Mitchell hereby represents and warrants to Natural that as of the date first written above Mitchell has neither conveyed nor is obligated to convey to any other person, firm or other business entity or governmental agency any interest in the Contract, except Mitchell is obligated, and hereby agrees to, disburse a portion of the payments received pursuant to Paragraph 1 hereof, as appropriate, to the "Et. Al. Owners" listed on Schedule B attached hereto. Mitchell also hereby represents and warrants that it is the successor-in-interest to, or is otherwise authorized to execute this Agreement and the Agreement to Terminate Gas Purchase Contract and Associated Agreements on behalf of CM&M Gas Products Plant, Inc., Mitchell Energy Production Corp., Mitchell Energy & Development Corp., and Southwestern Gas Pipeline, Inc.. Mitchell agrees to indemnify Natural and to hold it harmless from any and all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or out of any adverse claims of any and all persons, firms and other business entities relating to claims of any such third party that it is entitled any portion of the payments made pursuant to Paragraph 1 hereof but only to the extent of payments received by Mitchell and its assigns hereunder.


8. This Settlement Agreement and the documents referenced in Paragraph 2 hereof constitute the entire agreement between the parties with respect to the matters described herein and supersede all prior agreements, arrangements, and understandings relating to the subject matter hereof, including, without limitation, that certain letter agreement between them dated June 15, 1995. Any modification hereto shall be valid only if set forth in writing and executed by all applicable parties. Furthermore, should there be any other agreements outstanding between Mitchell and Natural and not included as an Associated Agreement that need to be terminated to accomplish the intent of this Settlement Agreement, the parties shall in good faith do what is necessary to terminate them.

9. In reliance upon the continuation of Mitchell's indemnity obligations to Natural under Paragraph 7 hereof, Natural consents to a sale or sales by Mitchell to a third party or parties (not to exceed a total of 10 such third parties) of all or part of the 1996 and 1997 payments and agrees, upon written notification to it by Mitchell that Mitchell has assigned or sold its right to receive payment of any of the foregoing amounts to another person (the "Assignee"), that Natural will execute and deliver to the Assignee a written notice (i) acknowledging the assignment and (ii) agreeing to pay all such amounts assigned to Assignee directly to Assignee (or its designee) to an account designated by Assignee, provided that Mitchell agrees to deliver to Natural such additional evidence of the fact of any such assignment or sale as Natural may reasonably request. Natural agrees to provide upon Mitchell's request to prospective purchasers of these payments a copy of Natural's most current FERC Form No. 2 and other data which in Natural's opinion are not confidential.

10. All of the stipulations, terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

11. Each party represents and warrants to the others as of the date hereof that:

                 (a) Organization and Good Standing. It has the power to carry on its business as it is now being conducted, to enter into this Agreement, and to perform its obligations hereunder. It is a corporation formed, duly organized, validly existing and in good standing under the laws of the State of its incorporation, which has the power to carry on its business as it is now being conducted, to enter into this Agreement and to perform its obligations hereunder, and is duly qualified and in good standing as a foreign or domestic corporation in the state of Texas.

                 (b) Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by each party, and the sales, transfers, conveyances, assignments, deliveries and other transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action by such party, and constitute valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, subject to applicable bankruptcy laws.

12. Authority of Signatories. Each signatory executing this Agreement on behalf of a party represents to the other parties that he is authorized to execute this Agreement on behalf of such party.

13. Except as otherwise expressly provided in Paragraphs 4, 5 and 9 herein, there is no third party beneficiary to this Settlement Agreement. The parties agree that the provisions of this Settlement Agreement shall not impart rights to any person, firm or organization not a signatory to this Settlement Agreement except as otherwise expressly provided in Paragraphs 4, 5 and 9.

14. Each party to this Settlement Agreement represents that it has read this Settlement Agreement in full and that it has had the opportunity to seek advice of legal counsel prior to executing this Settlement Agreement. It is expressly understood, agreed and warranted that in entering into this Agreement, no party has acted in reliance upon any representation, advice or action by any other party except as specifically set forth herein.

15. This Settlement Agreement was prepared jointly by the parties hereto and not by any one party to the exclusion of the other.

16. Each party agrees to execute such additional documents and provide such additional information as the other party may reasonably request in order to accomplish the purposes of this Settlement Agreement.

17. If any provision, term or condition in this Settlement Agreement shall be held invalid, illegal, or unenforceable by any court, regulatory agency or tribunal of competent jurisdiction, the parties agree to negotiate in good faith to reach the legal and enforceable agreements that will restore to each the benefits originally bargained for.

18. This Agreement shall be governed by the substantive laws of the State of Texas without regard to conflicts of law principles.

         THIS SETTLEMENT IS EXECUTED effective as of the date first written above.



                                         MITCHELL ENERGY CORPORATION

                                         By: /s/  ALLEN J. TARBUTTON, JR.
                                               ------------------------------
                                         Name:  Allen J. Tarbutton, Jr.
                                         Title: Executive Vice President


                                         NATURAL GAS PIPELINE COMPANY OF AMERICA

                                         By: /s/ R.L. KITCHENS
                                            ------------------------------------
                                         Name: R.L. Kitchens
                                         Title: Vice President


                                         MITCHELL GAS SERVICES, INC.

                                         By: /s/  ALLEN J. TARBUTTON, JR.
                                               ------------------------------
                                         Name:  Allen J. Tarbutton, Jr.
                                         Title: President

                                SCHEDULE "A"
                          MGS THIRD PARTY CONTRACTS

                          VOLUMES STATED IN MMBTU/D

    MGS                                      DATE OF                    DAILY
  CONTRACT                                    FIRST       EXPIRATION   CONTRACT
     NO.           SELLER NAME               DELIVERY        DATE       VOLUME
--------------------------------------------------------------------------------
     23      RAY RICHEY & CO., INC.           19670825     20070825          85
     27      RAY RICHEY & CO., INC.           19691106     20091106          30
   1010      MCCOMMONS OIL CO.                19761004     19961004          60
   1048      HOLOTIK, LONNIE                  19761212     19961212           2
   1178      DE CLEVA, PAUL                   19800115     20000115          53
   1226      GAGE, COKE L.                    19780511     19980515          94
   1334      EAGLE OIL & GAS CO.              19790614     19990614         541
   1339      PATTON EXPLORATION, INC.         19790713     19990713          39
   1352      BURK ROYALTY CO.                 19790802     19990802          60
   1477      GENE ROBERTSON OIL CO.           19800201     19950301          19
   1479      RAY RICHEY & CO., INC.           19800125     20000125          64
   1497      SAUDER, A. L. JR.                19800122     20000122           0
   1584      KEENE, ROY J., JR.               19800618     19950701          10
   1622      DE CLEVA, PAUL                   19800805     20000805          56
   1664      VAREL, D. W.                     19801229     20001229          59
   1764      WAYMAR OIL & GAS CO.             19810418     19960501           9
   1848      TWIN MONTANA, INC. (TX)          19810724     20010724           2
   1897      SAUDER, A. L. JR.                19820407     20020407          85
   1907      WALSH & WATTS, INC. (TX)         19790909     19990909          22
   1922      COMBINED SYSS., INC.             19820820     20020820          23
   2455      BURK PETRO. CO.                  19841205     20041205          11
   2520      CARTER ENERGY CORP.              19850215     20050215          91
   2598      ALAMOSA OPER. CO.                19850620     20000620           0
   2935      SAUDER, A. L. JR.                       0     19980331         119
   3132      MARCON OPER. CO.                 19800728     20000728          69
   3136      TAYLOR, G. E.                    19790214     19940301           0
   3180      BRISTOL RESOURCES CORP. (OK)     19890511     20000501          48
   3181      HAMLIN, J. R.                    19850408     20000501           2
   3200      STEVENS, L.B. & T. L. HUSTON     19850408     20000501           7
   3201      CROSLAND, ROBERT                 19850408     20000501           2
   3202      FONVILLE, H. D.                  19850408     20000501           2
   3205      SEIGLER, JAMES                   19850408     20000501           4
   3206      HARTLEY, ANNE S.                 19850408     20000501           4
   3222      WAGGONER-BALDRIDGE ENERGY CO.    19640803     20040803          16
   3229      BERISFORD OIL CO.                19640910     20250910           0
   3230      BOLAND, ROBERT J.                19640910     20040910         108
   3233      SAUDER, A. L. JR.                19650921     20050921          49
   3235      WAGGONER-BALDRIDGE OPER. CO.     19650921     20050921          35
   3239      WAGGONER-BALDRIDGE ENERGY CO.    19660616     20060616           0
   3242      WAGGONER-BALDRIDGE ENERGY CO.    19670825     20070825          95
   3650      TWIN MONTANA, INC. (TX)          19761212     19961212          17
   3651      TALUS, INC.                      19761212     19961212           4




                                SCHEDULE "A"
                          MGS THIRD PARTY CONTRACTS

                          VOLUMES STATED IN MMBTU/D

    MGS                                      DATE OF                    DAILY
  CONTRACT                                    FIRST       EXPIRATION   CONTRACT
     NO.           SELLER NAME               DELIVERY        DATE       VOLUME
--------------------------------------------------------------------------------
   3652      BRAZOS RESOURCES, INC.           19761212     19961212           9
   3653      ENSERCH EXPLOR., INC.            19770414     19970414           0
   3668      NORTH CENTRAL OIL CORP.          19771227     19971227         256
   3674      MILES PROD. CO.                  19771227     19971227          24
   3686      UMC PETRO. CORP.                 19780511     19980515         545
   3688      SANDERS OIL & GAS CO.            19780511     19980515          32
   3745      MARCON OPER. CO.                 19791110     19991110          78
   3747      ALBERT, DAVID                    19791208     19991208          32
   3900      BEARD, C. W.                     19800321     20000321           1
   3901      DALLAS PETRO. CO. 1979-1         19800603     20000603          12
   3904      BEARD, C. W.                     19800603     20000603           1
   3911      BELL, O. M.                      19800722     20000722          31
   4357      GRAND ENERGY, INC.               19831004     19931004          17
   4663      MORGAN, V. L.                    19850408     20000501           2
   4664      EGERTON, TOM OR JEWELL           19850408     20000501           4
   4668      SPARGER, HARVEY                  19850408     20000501           4
   4669      SPARGER, EDNA                    19850408     20000501           4
   4670      PARKS, WELDON                    19850408     20000501           4
   4671      PARKS, CHRISTINE                 19850408     20000501           4
   4675      CARTER ENERGY CORP.              19810424     20010424          70
   4706      PETRAKI, LAWRENCE T., M.D.       19850408     20000501           4
   4711      LEACH, W. H. OR WALTER B.               0     20000501           2
   4717      STANFIELD, GARY                  19850408     20000501           2
   4718      HENLEY, CHARLES                  19850408     20000501           2
   4719      HODGES, THOMAS                   19770801     19970801          21
   4729      WILSON, DON D., PENSION FUND     19850408     20000501           4
   4734      DIAMONDBACK OIL CO.              19850408     20000501           2
   4735      NICHOLS, DON OR VICKIE           19850408     20000501           2
   4736      SEWELL, STEWART                  19850408     20000501           4
   4748      BRISTOL RESOURCES CORP. (OK)     19850408     20000501           4
   4784      CLEGHORN, M. M.                         0     20000501           4
   4970      ROBINSON, ALTON R.                      0     19960901           0
   4999      S & J OPER. CO. (TX)             19790614     19990614          36
   5024      WOODS, BERNICE M.                       0            0          86
   5077      S & J OPER. CO. (TX)             19811214     20011214           0
   5106      CONCORD ENERGY CORP.             19790615     19990615          90
   5179      S & J OPER. CO. (TX)             19801113     20001113          15
   5180      PETROJARL, INC.                  19780511     19980515          37
   5205      WISE, GENE D.                    19790417     19940501           0
   5213      CONSOLID. OIL & GAS, INC.        19771227     19971227         159
   5218      HEADINGTON PENN CORP.            19780511     19980515           0
   5238      H & H EXPLOR., INC.              19801002     20001002          26


                                SCHEDULE "A"
                          MGS THIRD PARTY CONTRACTS

                          VOLUMES STATED IN MMBTU/D

    MGS                                      DATE OF                    DAILY
  CONTRACT                                    FIRST       EXPIRATION   CONTRACT
     NO.           SELLER NAME               DELIVERY        DATE       VOLUME
--------------------------------------------------------------------------------
   5287      NEVCO OPERATING CO., INC.        19771227     19971227          10
   5333      UMC PETRO. CORP.                 19780511     19980511          14
   5411      3-R PROD., INC.                  19800428     20000428          29
   5469      ROVER OPER., INC.                19771222     20001003          76
   5563      LESIKAR, L. W.                          0     19931231         102
   5703      WISE PRODUCTION                         0     19990731         116
   6012      WILLIAMSON, RICHARD F.                  0     19980630           0
   6013      SWAN PRODUCTION COMPANY          19771222     20001003           0
             TOTAL VOLUME                                                 3,967



                                      3

                                  SCHEDULE "B"

                          "Listing of "ET AL. Owners"


Craig H. Christie, Trust I
Kay Christie, Trust I
Carter B. Christie, Trust I
Mr. John Evans
Mrs. Natalie Haar
Mr. John A. Jackson, for himself and doing business as Katie Petroleum Mr. George P. Mitchell
Mrs. Karan Rae Bergstrom
A.L. Payne Jr.
Mrs. Esther J. Payne
Mr. Charles W. Payne
Mrs. Patricia Ann Wright
J.L. Oshman Estate
Mr. Robert Zinn